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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 19, 1997
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                           FOUNTAIN OIL INCORPORATED
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            (Exact name of registrant as specified in its charter)


         Delaware                     0-9147                 91-0881481
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)



1400 Broadfield Blvd., Suite 100, Houston, Texas             77084-5163
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(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code  281-492-6992
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         (Former name or former address, if changed since last report)
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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          On May 19, 1997, a holder (the "Holder") exercised 36,000 options (the "Options") issued in August 1994, having an original expiration date of August 16, 1999, and entitling the Holder to purchase shares of Registrant's Common Stock at an exercise price of $1.50 per share. In connection with such exercise of Options, Registrant issued and sold 36,000 shares of its Common Stock, par value $0.10 per share (the "Option Shares").

          The Option Shares were sold to the Holder of the Options. No underwriters were involved in the transaction. Each of the Option Shares was sold for One Dollar and Fifty Cents ($1.50) in cash consideration, and Registrant received aggregate proceeds of $54,000 in connection with the exercise of the Options.

          In accordance with Rule 901 promulgated under the Securities Act of 1933, as amended (the "Act"), the offer and sale of the Option Shares were not included within the terms "offer", "offer to sell", "sell", "sale" and "offer to buy" as used in Section 5 of the Act. The Holder has represented and warranted to and agreed with Registrant, among other things, that (A) Holder is not a U.S. person; (B) Holder acquired the Option Shares for his own account and not for the account or benefit of any other person, including without limitation any U.S. Person; (C) the offer of the Option Shares to Holder was made outside the United States; (D) Holder was outside the United States at the time the Options were exercised; (E) Holder will not offer or resell or otherwise transfer any of the Option Shares or any interest therein in the United States or to any U.S. Person or to any person who would hold the Option Shares for the account or benefit of a U.S. Person unless the Option Shares are registered under the Securities Act or an exemption from such registration is available; and (F) in connection with a sale of Option Shares in, on or through the facilities of a designated offshore securities market, Holder will not make an offer to any person in the United States, no transaction will be pre-arranged with a buyer in the United States, and neither Holder nor any persons acting on behalf of Holder shall engage in any directed selling efforts in the United States. The certificates representing the Option Shares were delivered outside the United States.


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                                    SIGNATURES
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     Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUNTAIN OIL INCORPORATED


Date:   May 30, 1997                   By:  /s/Susan E. Palmer
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                                            Susan E. Palmer
                                            Corporate Secretary




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